UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2025

AUBURN NATIONAL BANCORPORATION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26486	63-0885779
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Gay Street, P.O. Drawer 3110, Auburn, Alabama 36831-3110

(Addresses of Principal Executive Offices, including Zip Code)

(334) 821-9200

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre- commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	AUBN	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders (the “Annual Meeting”) of Auburn National Bancorporation, Inc. (the “Company”) was held on May 13, 2025. This meeting considered the election of 11 directors to the Board of Directors to serve one-year terms expiring at the Company’s 2026 Annual Meeting of Shareholders and until their successors have been elected and qualified. As to the election of 11 directors, C. Wayne Alderman, Terry W. Andrus, J. Tutt Barrett, Laura J. Cooper, Robert W. Dumas, William F. Ham, Jr., David A. Hedges, David E. Housel, Michael A. Lawler, Anne M. May, and Sandra J. Spencer were all elected to the Board of Directors. In addition, at the Annual Meeting, the shareholders (i) approved, on a non-binding, advisory basis, the compensation of the Company’s “named executive officers” as disclosed in the Proxy Statement, (ii) on a non-binding, advisory basis, recommended that the Company submit to its shareholders non-binding, advisory votes on the compensation of the Company’s “named executive officers” annually, (iii) an amendment to the Company’s Certificate of Incorporation to limit the liability of officers as permitted by the Delaware General Corporation Law, and (iv) ratified the appointment of Elliott Davis LLC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025.

The final voting results of the director elections, and other proposals voted on at the Annual Meetings are set forth below.

1.	Each of the 11 nominees for director was elected by the following tabulation:

Director	Votes For	Withheld	Broker Non-Votes
C. Wayne Alderman	1,459,979	27,707	1,124,499
Terry W. Andrus	1,433,486	54,200	1,124,499
J. Tutt Barrett	1,445,053	42,634	1,124,499
Laura J. Cooper	1,456,718	30,969	1,124,499
Robert W. Dumas	1,456,757	30,929	1,124,499
William F. Ham, Jr.	1,456,139	31,548	1,124,499
David A. Hedges	1,464,128	23,559	1,124,499
David E. Housel	1,450,603	37,084	1,124,499
Michael A. Lawler	1,462,817	24,870	1,124,499
Anne M. May	1,441,288	46,399	1,124,499
Sandra J. Spencer	1,461,677	26,010	1,124,499

2.	The non-binding, advisory vote on the compensation of the Company’s “named executive officers” as disclosed in the proxy statement was approved by the following tabulation:

For	Against	Abstain	Broker Non-Votes
1,429,238	42,206	16,242	1,124,499

3.

The non-binding, advisory vote on the frequency with which the Company should hold future non-binding, advisory votes on the compensation of the Company’s “named executive officers” received the following votes:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
1,442,584	753	40,835	3,515	1,124,499

4.	The approval of the amendment to the Company’s Certificate of Incorporation to limit the liability of officers as permitted by the Delaware General Corporation Law:

For	Against	Abstain	Broker Non-Votes
1,437,845	47,159	2,682	1,124,499

5.

Ratification of the appointment of Elliott Davis LLC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025 was approved and accordingly ratified by the following tabulation:

For	Against	Abstain
2,575,859	25,292	11,034

Consistent with its recommendation to the shareholders and the shareholder vote on the proposal on the frequency of the non-binding, advisory votes on the compensation of the Company’s “named executive officers,” the Company will include such a proposal in its proxy materials for its annual meeting of shareholders in 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUBURN NATIONAL BANCORPORATION, INC.
(Registrant)

/s/ David A. Hedges
David A. Hedges
President and CEO

Date: May 15, 2025